MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND         Two World Trade Center,
LETTER TO THE SHAREHOLDERS January 31, 2001            New York, New York 10048

DEAR SHAREHOLDER:

The 12-month period ended January 31, 2001, began with technology and high-multiple, new-economy stocks outperforming the broad markets. As it became clear that economic growth was exceeding a level sustainable for the long term, the Federal Reserve Board put through two 25-basis-point interest-rate hikes. An additional 50-basis-point rate hike was implemented during the second quarter, when wage inflation exceeded 4 percent, unemployment fell below 4 percent and energy prices reached heights not seen since the Gulf War. With concern growing that slower earnings and economic growth lay ahead, the markets underwent a sharp rotation out of high-multiple stocks and into long-ignored old-economy issues.

Volatile equity markets and a slowing economy caused the fixed-income market to rally throughout the fiscal year. Interest rates fell to a 10-month low in early April during a flight to quality from plunging technology stocks, and then rebounded higher on reports of rising inflationary pressures, tight labor markets and robust economic conditions. The Federal Reserve's 50-basis-point rate hike in May brought the federal funds rate up to 6.50 percent, a nine-year high. As the equity markets declined, bonds rallied, gaining further momentum as the long-awaited evidence of slowing economic growth emerged.

The Fed moved to an easing bias near the end of 2000, against a backdrop of slowing economic growth coupled with low inflation. In January 2001, the Fed reduced rates by a total of 100 basis points, thus fully offsetting the increases it made earlier in the fiscal year.


PERFORMANCE AND PORTFOLIO

For the period under review, Morgan Stanley Dean Witter Balanced Income Fund's Class C shares produced a total return of 11.89 percent compared to 13.76 percent for the Lehman Brothers Government/Credit Index and -0.90 percent for the Standard & Poor's 500 Index (S&P 500). For the same period, the Fund's Class A, B and D shares returned 12.66 percent, 11.82 percent and 12.88 percent, respectively. The performance of the

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
LETTER TO THE SHAREHOLDERS January 31, 2001, continued

Fund's four share classes varies because each has different expenses. The total return figures given assume reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the Lehman and S&P indexes.

As of January 31, 2001, the Fund's net assets exceeded $72 million. The Fund's asset mix is 64 percent fixed-income instruments, 35 percent equities and 1 percent in cash equivalents. As of January 31, 2001, the Fund's fixed-income assets were invested as follows: 60 percent in mortgage-backed securities, 7 percent in U.S. Treasuries, 30 percent in U.S. agency obligations and 3 percent in U.S. corporate obligations.

The Fund's fixed-income component continues to be overweighted in mortgage-backed securities. Narrower spreads, along with a diminished supply of those securities, buoyed the mortgage-backed market. During the year, we increased the Fund's concentration in U.S. Treasuries while reducing its exposure to U.S. agencies. Rapidly deteriorating economic conditions combined with the budget surplus to propel the Treasury markets, making Treasuries one of the best-performing asset classes of the past 12 months.

Since late 1999, the Fund's equity component has shifted its emphasis toward traditional companies that have made serious commitments to e-commerce. With this new orientation in mind, we initiated positions in Electronic Data Systems, Quaker Oats and Sears.


LOOKING AHEAD

We continue to believe that the long-term outlook for the financial markets and the economy is favorable. The market has once again favored reasonably priced, high-quality companies that meet our investment criteria, and we are hopeful that this trend will continue for some time. We believe that the Fed's recent moves to lower interest rates could lead to even lower interest rates in the coming year. Adjustments to the Fund's portfolio will be made as conditions warrant and attractive opportunities become available.

We appreciate your support of Morgan Stanley Dean Witter Balanced Income Fund and look forward to continuing to serve your investment needs.


Very truly yours,


/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
--------------------------                  ---------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
FUND PERFORMANCE January 31, 2001

                          GROWTH OF $10,000 -- CLASS C


     DATE                 TOTAL         S&P 500        LEHMAN
     ----                 -----         -------        ------
March 28, 1995           $10,000        $10,000        $10,000
March 31, 1995           $10,010         $9,957         $9,985
April 30, 1995           $10,106        $10,260        $10,124
July 31, 1995            $10,711        $11,277        $10,592
October 31, 1995         $10,929        $11,738        $10,996
January 31, 1996         $11,693        $12,912        $11,412
April 30, 1996           $11,626        $13,354        $11,000
July 31, 1996            $11,599        $13,139        $11,154
October 31, 1996         $12,261        $14,562        $11,589
Jaunary 31, 1997         $12,608        $16,305        $11,684
April 30, 1997           $12,783        $16,699        $11,739
July 31, 1997            $13,992        $19,979        $12,358
October 31, 1997         $14,019        $19,230        $12,610
January 31, 1998         $14,426        $20,691        $12,990
April 30, 1998           $15,083        $23,551        $13,069
July 31, 1998            $14,949        $23,831        $13,354
October 31, 1998         $15,243        $23,458        $13,906
January 31, 1999         $15,914        $27,412        $14,122
April 30, 1999           $16,337        $28,692        $13,890
July 31, 1999            $15,899        $28,647        $13,665
October 31, 1999         $15,779        $29,478        $13,813
January 31, 2000         $15,497        $30,248        $13,718
April 30, 2000           $15,636        $31,598        $14,022
July 31, 2000            $15,578        $31,217        $14,447
October 31, 2000         $16,371        $31,271        $14,798
January 31, 2001         $17,339(3)     $29,976        $15,605

     --- Fund       --- S&P 500(4)      --- Lehman Index(5)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS B, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS C SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                        CLASS A SHARES*
---------------------------------------------------------------
PERIOD ENDED 1/31/01
---------------------------
1 Year                              12.66%(1)         6.75%(2)
Since Inception (7/28/97)            7.41%(1)         5.77%(2)


                       CLASS C SHARES+
---------------------------------------------------------------
PERIOD ENDED 1/31/01
---------------------------
1 Year                              11.89%(1)        10.89%(2)
5 Years                              8.20%(1)         8.20%(2)
Since Inception (3/28/95)            9.87%(1)         9.87%(2)






                       CLASS B SHARES**
--------------------------------------------------------------
PERIOD ENDED 1/31/01
---------------------------
1 Year                              11.82%(1)        6.82%(2)
Since Inception (7/28/97)            6.57%(1)        6.09%(2)


              CLASS D SHARES++
-----------------------------------------------
PERIOD ENDED 1/31/01
---------------------------
1 Year                              12.88%(1)
Since Inception (7/28/97)            7.63%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value assuming a complete redemption on January 31, 2001.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.
(5) The Lehman Brothers U.S. Government/Credit Index (formerly Lehman Brothers Government/Corporate Index) tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
*     The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
++    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS January 31, 2001




    NUMBER OF
      SHARES                                                      VALUE
-----------------                                              -----------
                    COMMON STOCKS (34.5%)
                    Aluminum (1.3%)
  25,500            Alcoa, Inc. ............................   $   936,870
                                                               -----------
                    Auto Parts: O.E.M. (1.3%)
  61,500            Delphi Automotive Systems Corp.                907,740
                                                               -----------
                    Beverages: Non-Alcoholic (1.2%)
  19,500            PepsiCo, Inc. ..........................       859,365
                                                               -----------
                    Chemicals: Major Diversified (1.2%)
  20,500            Du Pont (E.I.) de Nemours & Co.,
                    Inc. ...................................       896,055
                                                               -----------
                    Computer Processing Hardware (1.2%)
   8,000            International Business Machines
                    Corp. ..................................       896,000
                                                               -----------
                    Department Stores (1.3%)
  25,000            Sears, Roebuck & Co. ...................       968,750
                                                               -----------
                    Discount Stores (1.3%)
  25,000            Target Corp. ...........................       949,500
                                                               -----------
                    Electric Utilities (2.4%)
  15,000            Exelon Corp. ...........................       907,650
  24,000            GPU, Inc. ..............................       768,720
                                                               -----------
                                                                 1,676,370
                                                               -----------
                    Financial Conglomerates (1.2%)
  15,500            Citigroup, Inc. ........................       867,535
                                                               -----------
                    Food: Major Diversified (1.2%)
   9,000            Quaker Oats Company (The) ..............       855,000
                                                               -----------
                    Forest Products (1.2%)
  17,000            Weyerhaeuser Co. .......................       892,500
                                                               -----------
                    Household/Personal Care (1.2%)
  12,500            Procter & Gamble Co. (The) .............       898,000
                                                               -----------
                    Industrial Conglomerates (3.7%)
  19,000            General Electric Co. ...................       874,000
   8,000            Minnesota Mining &
                    Manufacturing Co. ......................       885,200
  12,000            United Technologies Corp. ..............       899,760
                                                               -----------
                                                                 2,658,960
                                                               -----------
                    Information Technology Services (1.2%)
  15,000            Electronic Data Systems Corp. ..........       834,750
                                                               -----------
                    Major Banks (2.4%)
  17,000            Bank of America Corp. ..................       914,940
  31,000            KeyCorp ................................       826,460
                                                               -----------
                                                                 1,741,400
                                                               -----------
                    Major Telecommunications (1.2%)
  37,500            AT&T Corp. .............................       899,625
                                                               -----------


    NUMBER OF
      SHARES                                                      VALUE
-----------------                                              -----------
                    Motor Vehicles (2.5%)
  33,000            Ford Motor Co. .........................   $   930,270
  16,000            General Motors Corp. ...................       859,200
                                                               -----------
                                                                 1,789,470
                                                               -----------
                    Oil & Gas Pipelines (1.2%)
  11,000            Enron Corp. ............................       880,000
                                                               -----------
                    Other Metals/Minerals (1.2%)
  18,500            Phelps Dodge Corp. .....................       858,400
                                                               -----------
                    Pharmaceuticals: Major (1.2%)
  13,500            Bristol-Myers Squibb Co. ...............       835,515
                                                               -----------
                    Railroads (1.3%)
  31,500            CSX Corp. ..............................       960,750
                                                               -----------
                    Semiconductors (1.3%)
  25,000            Intel Corp. ............................       925,000
                                                               -----------
                    Trucks/Construction/Farm
                    Machinery (1.2%)
  21,000            Deere & Co. ............................       901,320
                                                               -----------
                    TOTAL COMMON STOCKS
                    (Cost $20,081,332) .....................    24,888,875
                                                               -----------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
                    CORPORATE BONDS (1.9%)
                    Financial Conglomerates (1.4%)
                    Associates Corp. of North America
$  500              6.01% due 02/07/03 ............                502,295
   500              6.25% due 11/01/08 ............                488,375
                                                                   -------
                                                                   990,670
                                                                   -------
                    Major Telecommunications (0.6%)
                    MCI WorldCom, Inc.
   400              6.40% due 08/15/05 ............                399,040
                                                                   -------
                    TOTAL CORPORATE BONDS
                    (Cost $1,428,100) .............              1,389,710
                                                               -----------
                    U.S. GOVERNMENT & AGENCY
                    OBLIGATIONS (19.2%)
                    Federal Farm Credit Banks
   900              5.92% due 12/29/04 ............                917,478
                                                               -----------
                    Federal Home Loan Banks
 1,000              0.00% due 02/25/04 ............                849,310
 1,000              5.88% due 11/25/08 ............                982,160
 1,200              5.96% due 02/05/08 ............              1,212,552
                                                               -----------
                                                                 3,044,022
                                                               -----------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS January 31, 2001, continued

     PRINCIPAL
     AMOUNT IN
     THOUSANDS                                                   VALUE
------------------                                            -----------
                     Federal National Mortgage Assoc.
$  1,000             6.55% due 11/21/07 ...................   $ 1,010,050
     500             6.75% due 07/30/07 ...................       507,515
                                                              -----------
                                                                1,517,565
                                                              -----------
                     Resolution Funding Corp.
                     (Coupon Strips)
   1,500             0.00% due 10/15/04 ...................     1,250,235
   1,300             0.00% due 01/15/06 ...................     1,011,101
   3,000             0.00% due 01/15/08 ...................     2,079,450
                                                              -----------
                                                                4,340,786
                                                              -----------
                     Tennessee Valley Authority
     740             0.00% due 10/15/04 ...................       607,162
                                                              -----------
                     U.S. Treasury Notes
   1,000             5.75% due 08/15/10 ...................     1,044,220
   1,000             6.125 due 08/15/07 ...................     1,058,590
     500             6.25% due 02/15/07 ...................       531,650
                                                              -----------
                                                                2,634,460
                                                              -----------
   1,000             U.S. Treasury Strips
                     0.00% due 02/15/05 ...................       823,470
                                                              -----------
                     TOTAL U.S. GOVERNMENT &
                     AGENCY OBLIGATIONS
                     (Cost $13,711,767) ...................    13,884,943
                                                              -----------
                     U.S. GOVERNMENT AGENCY
                     MORTGAGE-BACKED SECURITIES (38.7%)
                     Federal National Mortgage Assoc.
   2,196             6.00% due 02/01/11-10/01/28 ..........     2,171,581
   1,030             6.50% due 01/01/13-06/01/28 ..........     1,028,173
   2,977             7.00% due 07/01/11-02/01/29 ..........     3,013,618
   1,771             7.50% due 08/01/23-05/01/27 ..........     1,812,420
     490             8.00% due 05/01/24-07/01/26 ..........       505,636
                                                              -----------
                                                                8,531,428
                                                              -----------
                     Government National Mortgage
                     Assoc. I
   4,538             6.00% due 06/15/28-12/15/28 ..........     4,456,349
   4,890             6.50% due 08/15/27-05/15/29 ..........     4,886,282
   1,052             7.00% due 04/15/24-06/15/29 ..........     1,068,100
     949             7.50% due 08/15/25-10/15/26 ..........       974,581
     420             8.00% due 06/15/26-07/15/26 ..........       433,387
                                                              -----------
                                                               11,818,699
                                                              -----------
                     Government National Mortgage
                     Assoc. II
   5,913             6.50% due 04/20/28-03/20/29 ..........     5,855,707
   1,673             7.00% due 02/20/26-06/20/27 ..........     1,685,007
                                                              -----------
                                                                7,540,714
                                                              -----------


     PRINCIPAL
     AMOUNT IN
     THOUSANDS                                                   VALUE
------------------                                            -----------
                     TOTAL U.S. GOVERNMENT AGENCY
                     MORTGAGE-BACKED SECURITIES
                     (Cost $27,746,557) ...................   $27,890,841
                                                              -----------
                     SHORT-TERM INVESTMENT (a) (4.6%)
                     U.S. GOVERNMENT AGENCY
$  3,300             Student Loan Market Assoc.
                     5.58% due 02/01/01
                     (Cost $3,300,000) ....................     3,300,000
                                                              -----------


TOTAL INVESTMENTS
(Cost $66,267,756) (b) .........................     98.9%     71,354,369
OTHER ASSETS IN EXCESS OF
LIABILITIES ....................................      1.1         803,619
                                                    -----      ----------
NET ASSETS .....................................    100.0%    $72,157,988
                                                    =====     ===========

-----------
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $5,860,172 and the aggregate gross unrealized depreciation is $773,559, resulting in net unrealized appreciation of $5,086,613.


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001



ASSETS:
Investments in securities, at value
  (cost $66,267,756) ..............................................   $71,354,369
Cash ..............................................................        99,511
Receivable for:
   Shares of beneficial interest sold .............................       432,027
   Interest .......................................................       315,023
   Investments sold ...............................................       163,718
   Dividends ......................................................        47,018
Prepaid expenses ..................................................        39,638
                                                                      ------------
   TOTAL ASSETS ...................................................    72,451,304
                                                                      ------------
LIABILITIES:
Payable for:
   Investments purchased ..........................................       111,430
   Plan of distribution fee .......................................        61,729
   Investment management fee ......................................        37,895
   Shares of beneficial interest repurchased ......................        28,913
Accrued expenses ..................................................        53,349
                                                                      ------------
   TOTAL LIABILITIES ..............................................       293,316
                                                                      ------------
   NET ASSETS .....................................................   $72,157,988
                                                                      ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................   $68,098,314
Net unrealized appreciation .......................................     5,086,613
Accumulated undistributed net investment income ...................       284,164
Accumulated net realized loss .....................................    (1,311,103)
                                                                      ------------
   NET ASSETS .....................................................   $72,157,988
                                                                      ============
CLASS A SHARES:
Net Assets ........................................................   $ 2,043,163
Shares Outstanding (unlimited authorized, $.01 par value) .........       164,508
   NET ASSET VALUE PER SHARE ......................................   $     12.42
                                                                      ============
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ................   $     13.11
                                                                      ============
CLASS B SHARES:
Net Assets ........................................................   $45,802,824
Shares Outstanding (unlimited authorized, $.01 par value) .........     3,697,132
   NET ASSET VALUE PER SHARE ......................................   $     12.39
                                                                      ============
CLASS C SHARES:
Net Assets ........................................................   $24,204,855
Shares Outstanding (unlimited authorized, $.01 par value) .........     1,951,186
   NET ASSET VALUE PER SHARE ......................................   $     12.41
                                                                      ============
CLASS D SHARES:
Net Assets ........................................................   $   107,146
Shares Outstanding (unlimited authorized, $.01 par value) .........         8,641
   NET ASSET VALUE PER SHARE ......................................   $     12.40
                                                                      ============


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the year ended January 31, 2001


NET INVESTMENT INCOME:
INCOME
Interest ..........................................    $  3,199,985
Dividends .........................................         633,316
                                                       ------------
   TOTAL INCOME ...................................       3,833,301
                                                       ------------
EXPENSES
Plan of distribution fee (Class A shares) .........           5,323
Plan of distribution fee (Class B shares) .........         461,969
Plan of distribution fee (Class C shares) .........         248,798
Investment management fee .........................         443,710
Transfer agent fees and expenses ..................          69,543
Professional fees .................................          63,641
Shareholder reports and notices ...................          61,180
Registration fees .................................          47,939
Custodian fees ....................................          18,426
Trustees' fees and expenses .......................          13,202
Organizational expenses ...........................           5,169
                                                       ------------
   TOTAL EXPENSES .................................       1,438,900
                                                       ------------
   NET INVESTMENT INCOME ..........................       2,394,401
                                                       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .................................      (1,104,615)
Net change in unrealized depreciation .............       6,319,934
                                                       ------------
   NET GAIN .......................................       5,215,319
                                                       ------------
NET INCREASE ......................................    $  7,609,720
                                                       ============


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                                    FOR THE YEAR         FOR THE YEAR
                                                                        ENDED               ENDED
                                                                  JANUARY 31, 2001     JANUARY 31, 2000
                                                                 ------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ........................................     $   2,394,401        $  3,165,143
Net realized gain (loss) .....................................        (1,104,615)          2,544,939
Net change in unrealized appreciation (depreciation) .........         6,319,934          (8,301,536)
                                                                   -------------        ------------
   NET INCREASE (DECREASE) ...................................         7,609,720          (2,591,454)
                                                                   -------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares ............................................           (83,113)           (110,360)
   Class B shares ............................................        (1,474,855)         (1,941,697)
   Class C shares ............................................          (794,422)         (1,045,865)
   Class D shares ............................................           (32,129)            (64,587)
Net realized gain
   Class A shares ............................................           (56,866)            (43,576)
   Class B shares ............................................        (1,253,187)         (1,326,124)
   Class C shares ............................................          (665,326)           (704,451)
   Class D shares ............................................           (34,044)            (32,473)
                                                                   -------------        ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .........................        (4,393,942)         (5,269,133)
                                                                   -------------        ------------
Net decrease from transactions in shares of beneficial
  interest ...................................................       (21,153,799)         (1,380,107)
                                                                   -------------        ------------
   NET DECREASE ..............................................       (17,938,021)         (9,240,694)
NET ASSETS:
Beginning of period ..........................................        90,096,009          99,336,703
                                                                   -------------        ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $284,164 and $292,940, respectively) ......................     $  72,157,988        $ 90,096,009
                                                                   =============        ============


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Balanced Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income and moderate capital growth. The Fund seeks to achieve its objective by investing in investment grade fixed income securities and, to a lesser extent, common stock of companies which have a record of paying dividends and have the potential for increasing dividends and securities convertible into common stock. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2001, continued

pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES - The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $170,000 of which approximately $136,000 have been reimbursed. The balance has been absorbed by the Investment Manager. Such expenses have been deferred and were fully amortized as of March 27, 2000.

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2001, continued

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $3,470,534 at January 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.94%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $31,200, $171,181 and $6,953, respectively and received $8,122 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2001, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended January 31, 2001, aggregated $15,393,708 and $42,875,485, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $2,722,486, and $18,119,259, respectively.

For the year ended January 31, 2001, the Fund incurred brokerage commissions of $17,750 with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended January 31, 2001, the Fund incurred brokerage commissions of $2,220 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $330.


5. FEDERAL INCOME TAX STATUS

At January 31, 2001, the Fund had a net capital loss carryover of approximately $229,000 which will be available through January 31, 2009 to offset future capital gains to the extent provided by regulations.

As of January 31, 2001, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to gains on paydowns and nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $5,169, accumulated undistributed net investment income was charged $18,658 and accumulated net realized loss was credited $23,827.


6. CHANGE IN ACCOUNTING POLICY

Effective February 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of January 31, 2001.

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2001, continued

7. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                        FOR THE YEAR                    FOR THE YEAR
                                                           ENDED                            ENDED
                                                      JANUARY 31, 2001                JANUARY 31, 2000
                                              -------------------------------- -------------------------------
                                                   SHARES          AMOUNT            SHARES          AMOUNT
                                              --------------- ----------------  --------------- ---------------
CLASS A SHARES
Sold ........................................     1,043,993    $  12,082,733          107,231    $   1,318,540
Reinvestment of dividends and distributions .         9,606          109,654            7,646           93,149
Redeemed ....................................    (1,074,503)     (12,397,266)        (356,697)      (4,549,197)
                                                 ----------    -------------       ----------    -------------
Net decrease - Class A ......................       (20,904)        (204,879)        (241,820)      (3,137,508)
                                                 ----------    -------------       ----------    -------------
CLASS B SHARES
Sold ........................................     2,541,785       29,959,873        2,279,128       28,517,998
Reinvestment of dividends and distributions .       165,074        1,877,706          188,825        2,303,538
Redeemed ....................................    (3,837,528)     (44,864,966)      (2,108,952)     (25,938,796)
                                                 ----------    -------------       ----------    -------------
Net increase (decrease) - Class B ...........    (1,130,669)     (13,027,387)         359,001        4,882,740
                                                 ----------    -------------       ----------    -------------
CLASS C SHARES
Sold ........................................       340,511        4,025,889          550,764        6,896,497
Reinvestment of dividends and distributions .       113,175        1,288,992          127,098        1,552,569
Redeemed ....................................    (1,010,097)     (11,836,785)        (939,586)     (11,563,893)
                                                 ----------    -------------       ----------    -------------
Net decrease - Class C ......................      (556,411)      (6,521,904)        (261,724)      (3,114,827)
                                                 ----------    -------------       ----------    -------------
CLASS D SHARES
Sold ........................................        10,300          121,593           11,547          141,011
Reinvestment of dividends and distributions .         5,627           63,664            7,958           97,060
Redeemed ....................................      (138,441)      (1,584,886)         (20,008)        (248,583)
                                                 ----------    -------------       ----------    -------------
Net decrease - Class D ......................      (122,514)      (1,399,629)            (503)         (10,512)
                                                 ----------    -------------       ----------    -------------
Net decrease in Fund ........................    (1,830,498)   $ (21,153,799)        (145,046)   $  (1,380,107)
                                                 ==========    =============       ==========    =============

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                                  FOR THE PERIOD
                                                                     FOR THE YEAR ENDED JANUARY 31,               JULY 28, 1997*
                                                         ------------------------------------------------------      THROUGH
                                                               2001               2000               1999        JANUARY 31, 1998
                                                         ---------------- -------------------- ---------------- -----------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................     $11.80             $ 12.75            $ 12.41           $  12.42
                                                             -------            --------           -------           --------
Income (loss) from investment operations:
 Net investment income .................................       0.47                0.47               0.46               0.25
 Net realized and unrealized gain (loss) ...............       0.94               (0.69)              0.87               0.32
                                                             -------            --------           -------           --------
Total income (loss) from investment operations .........       1.41               (0.22)              1.33               0.57
                                                             -------            --------           -------           --------
Less dividends and distributions from:
 Net investment income .................................      (0.47)              (0.47)             (0.47)             (0.26)
 Net realized gain .....................................      (0.32)              (0.26)             (0.52)             (0.32)
                                                             -------            --------           -------           --------
Total dividends and distributions ......................      (0.79)              (0.73)             (0.99)             (0.58)
                                                             -------            --------           -------           --------
Net asset value, end of period .........................     $12.42             $ 11.80            $ 12.75           $  12.41
                                                             =======            ========           =======           ========
TOTAL RETURN+ ..........................................      12.66%              (1.84)%            11.11%              4.60%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................       1.20%(3)            1.20%(3)           1.23%(3)           1.43%(2)
Net investment income ..................................       3.97%(3)            3.82%(3)           3.73%(3)           3.92%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $2,043             $ 2,187             $5,448               $903
Portfolio turnover rate ................................         21%                 35%                32%                21%

-------------
* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS, continued


                                                                                                            FOR THE PERIOD
                                                                  FOR THE YEAR ENDED JANUARY 31,            JULY 28, 1997*
                                                         ------------------------------------------------      THROUGH
                                                               2001            2000            1999        JANUARY 31, 1998
                                                         ---------------- -------------- ---------------- -----------------
CLASS B SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  11.77        $  12.74        $  12.41          $  12.42
                                                            --------        --------        --------          --------
Income (loss) from investment operations:
 Net investment income .................................        0.37            0.38            0.38              0.20
 Net realized and unrealized gain (loss) ...............        0.95           (0.71)           0.85              0.33
                                                            --------        --------        --------          --------
Total income (loss) from investment operations .........        1.32           (0.33)           1.23              0.53
                                                            --------        --------        --------          --------
Less dividends and distributions from:
 Net investment income .................................       (0.38)          (0.38)          (0.38)            (0.22)
 Net realized gain .....................................       (0.32)          (0.26)          (0.52)            (0.32)
                                                            --------        --------        --------          --------
Total dividends and distributions ......................       (0.70)          (0.64)          (0.90)            (0.54)
                                                            --------        --------        --------          --------
Net asset value, end of period .........................    $  12.39        $  11.77        $  12.74          $  12.41
                                                            ========        ========        ========          ========
TOTAL RETURN+ ..........................................       11.82%          (2.69)%         10.32%             4.19%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................        2.00%(3)        1.95%(3)        1.99%(3)          2.16%(2)
Net investment income ..................................        3.17%(3)        3.07%(3)        2.97%(3)          3.15%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $ 45,803         $56,827         $56,919           $34,021
Portfolio turnover rate ................................          21%             35%             32%               21%

--------------
* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS, continued


                                                                                  FOR THE YEAR ENDED JANUARY 31,
                                                       -----------------------------------------------------------------------------
                                                            2001++          2000++         1999++         1998*++        1997
                                                       ---------------- -------------- ---------------- ----------- ----------------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period .................    $   11.78       $  12.74        $   12.41       $ 11.57      $   11.34
                                                          ---------       --------        ---------       -------      ---------
Income (loss) from investment operations:
 Net investment income ...............................         0.38           0.38             0.38          0.42           0.36
 Net realized and unrealized gain (loss) .............         0.95          (0.70)            0.85          1.23           0.50
                                                          ---------       --------        ---------       -------      ---------
Total income (loss) from investment operations .......         1.33          (0.32)            1.23          1.65           0.86
                                                          ---------       --------        ---------       -------      ---------
Less dividends and distributions from:
 Net investment income ...............................        (0.38)         (0.38)           (0.38)        (0.40)         (0.38)
 Net realized gain ...................................        (0.32)         (0.26)           (0.52)        (0.41)         (0.25)
                                                          ---------       --------        ---------       -------      ---------
Total dividends and distributions ....................        (0.70)         (0.64)           (0.90)        (0.81)         (0.63)
                                                          ---------       --------        ---------       -------      ---------
Net asset value, end of period .......................    $   12.41       $  11.78        $   12.74       $ 12.41      $   11.57
                                                          =========       ========        =========       =======      =========
TOTAL RETURN+ ........................................        11.89%         (2.62)%          10.32%        14.42%          7.82%
RATIOS TO AVERAGE NET ASSETS:
Expenses .............................................         1.94%(2)       1.95%(2)         1.94%(2)      2.07%          1.88%(1)
Net investment income ................................         3.23%(2)       3.07%(2)         3.02%(2)      3.30%          3.49%(1)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..............    $  24,205        $29,535        $  35,291       $30,402      $  48,284
Portfolio turnover rate ..............................           21%            35%              32%           21%            21%


--------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were acquired in exchange for shares of Funds for which Morgan Stanley Dean Witter Advisors Inc. serves as Investment Manager ("Morgan Stanley Dean Witter Funds") offered with either a front-end sales charge or a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a Morgan Stanley Dean Witter Fund sold with a front-end sales charge, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class A shares and shares held prior to July 28, 1997 which were acquired in exchange for shares of a Morgan Stanley Dean Witter Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 2.19% and 3.18%, respectively, for the year ended January 31, 1997.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS, continued


                                                                                                            FOR THE PERIOD
                                                                  FOR THE YEAR ENDED JANUARY 31,            JULY 28, 1997*
                                                         ------------------------------------------------      THROUGH
                                                               2001            2000            1999        JANUARY 31, 1998
                                                         ---------------- -------------- ---------------- -----------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  11.79       $ 12.75          $  12.42          $  12.42
                                                            --------       -------          --------          --------
Income (loss) from investment operations:
 Net investment income .................................        0.50          0.50              0.48              0.26
 Net realized and unrealized gain (loss) ...............        0.93         (0.70)             0.87              0.33
                                                            --------       -------          --------          --------
Total income (loss) from investment operations .........        1.43         (0.20)             1.35              0.59
                                                            --------       -------          --------          --------
Less dividends and distributions from:
 Net investment income .................................       (0.50)        (0.50)            (0.50)            (0.27)
 Net realized gain .....................................       (0.32)        (0.26)            (0.52)            (0.32)
                                                            --------       -------          --------          --------
Total dividends and distributions ......................       (0.82)        (0.76)            (1.02)            (0.59)
                                                            --------       -------          --------          --------
Net asset value, end of period .........................    $  12.40       $ 11.79          $  12.75          $  12.42
                                                            ========       =======          ========          ========
TOTAL RETURN+ ..........................................       12.88%        (1.63)%           11.27%             4.79%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................        1.00%(3)      0.95%(3)          0.99%(3)          1.16%(2)
Net investment income ..................................        4.17%(3)      4.07%(3)          3.97%(3)          4.15%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $    107       $ 1,546          $  1,679          $     10
Portfolio turnover rate ................................          21%           35%               32%               21%

--------------
*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Balanced Income Fund (the "Fund"), including the portfolio of investments, as of January 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended January 31, 2000 and the financial highlights for each of the respective stated periods ended January 31, 2000 were audited by other independent accountants whose report, dated March 13, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Balanced Income Fund as of January 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
March 6, 2001

                      2001 FEDERAL TAX NOTICE (unaudited)

      During the fiscal year ended January 31, 2001, the Fund paid to its shareholders $0.27 per share from long-term capital gains. For such period, 25.86% of the income dividends paid qualified for the dividends received deduction available to corporations.

      Of the Fund's ordinary income dividends paid during the fiscal year, 21.21% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY
DEAN WITTER
BALANCED
INCOME FUND




[GRAPHIC OMITTED]


ANNUAL REPORT
January 31, 2001